AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, LLC
                                       AND
               STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC


     This AMENDMENT is made by and between JACKSON NATIONAL FINANCIAL SERVICES, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC (formerly known as Standard & Poor's Investment Advisory Services, Inc.), a Delaware limited liability company and registered investment adviser ("Sub-Adviser").

     WHEREAS, Jackson National Financial Services, Inc. ("JNFSI") and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of March 2, 1998 ("Agreement"), whereby JNFSI appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, effective July 1, 1998, JNFSI assigned, transferred and conveyed to Adviser, and Adviser assumed, all of the interests, rights, responsibilities and obligations of JNFSI under the Agreement, and thereafter Adviser was deemed a party in lieu of JNFSI to such Agreement; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Advisor a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, the Adviser desires to appoint Sub-Adviser to provide, and Sub-Adviser has agreed to provide, additional sub-investment advisory services to three new investment portfolios of the JNL Series Trust, effective upon execution or, if later, the date that initial capital for such investment portfolio is first provided.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Agreement.


2. Both parties hereby ratify and approve, effective as of July 1, 1998, JNFSI's assignment, transfer and conveyance to Adviser, and Adviser's assumption, of all of the interests, rights, responsibilities and obligations of JNFSI under the Agreement, and further, both parties hereby agree that, effective July 1, 1998, Adviser is deemed a party to the Agreement in lieu of JNFSI.

3. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 31, 1999, attached hereto.

4. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 31, 1999, attached hereto.

5. Except as expressly set forth above, all other provisions in the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 31st day of December, 1999.

JACKSON NATIONAL FINANCIAL                  STANDARD & POOR'S INVESTMENT
SERVICES, LLC                               ADVISORY SERVICES LLC


By:      /s/ Andrew B. Hopping              By:      /s/ Thomas F. Gizicki
         -------------------------------             -------------------------
Name:    Andrew B. Hopping                  Name:    Thomas F. Gizicki
         -------------------------------             -------------------------
Title:   President                          Title:   Vice President & Gen. Mgr.
         -------------------------------             -------------------------

                                   SCHEDULE A
                             DATED DECEMBER 31, 1999
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, LLC
                                       AND
               STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC

                                     (Fund)

JNL/S&P Conservative Growth Series I JNL/S&P Moderate Growth Series I JNL/S&P Aggressive Growth Series I JNL/S&P Very Aggressive Growth Series I JNL/S&P Equity Growth Series I JNL/S&P Equity Aggressive Growth Series I JNL/S&P
Conservative Growth Series II JNL/S&P Moderate Growth Series II JNL/S&P Aggressive Growth Series II JNL/S&P Very Aggressive Growth Series II JNL/S&P Equity Growth Series II JNL/S&P Equity Aggressive Growth Series II JNL/S&P Conservative Growth Series JNL/S&P Moderate Growth Series JNL/S&P Aggressive Growth Series

                                   SCHEDULE B
                             DATED DECEMBER 31, 1999
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                    JACKSON NATIONAL FINANCIAL SERVICES, LLC
                                       AND
               STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC

                                 (Compensation)

                      JNL/S&P CONSERVATIVE GROWTH SERIES I
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                        JNL/S&P MODERATE GROWTH SERIES I
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                       JNL/S&P AGGRESSIVE GROWTH SERIES I
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                     JNL/S&P VERY AGGRESSIVE GROWTH SERIES I
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                         JNL/S&P EQUITY GROWTH SERIES I
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                    JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                      JNL/S&P CONSERVATIVE GROWTH SERIES II
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                        JNL/S&P MODERATE GROWTH SERIES II
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                       JNL/S&P AGGRESSIVE GROWTH SERIES II
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                    JNL/S&P VERY AGGRESSIVE GROWTH SERIES II
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                         JNL/S&P EQUITY GROWTH SERIES II
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                   JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                       JNL/S&P CONSERVATIVE GROWTH SERIES
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                         JNL/S&P MODERATE GROWTH SERIES
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%

                        JNL/S&P AGGRESSIVE GROWTH SERIES
                      Average Daily Net Assets Annual Rate
                             0 to $500 Million: .10%
                        Amounts over $500 Million: .075%